                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 1, 2006
                                                        -----------------

                          DEL GLOBAL TECHNOLOGIES CORP.
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               (Exact name of registrant as specified in charter)

          New York                   0-3319                     13-1784308
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(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)

          One Commerce Park, Valhalla, NY                       10595
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        (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

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          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS.

     On September 1, 2006, the registrant issued a press release  announcing the appointment of James A. Risher as Chief Executive Officer,  effective August 31,
2006, and Mark Zorko as Chief Financial Officer, effective August 30, 2006.

     For additional information, reference is made to the press release attached hereto as Exhibit 99.1

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

      (a)    Financial Statements of Businesses Acquired.
             Not Applicable

      (b)    Pro Forma Financial Information.
             Not Applicable

      (c)    Shell Company Transactions.
             Not Applicable

      (d)    Exhibits

             Exhibit No.    Exhibits
             -----------    --------

             99.1           Press Release dated September 1, 2006.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                          DEL GLOBAL TECHNOLOGIES CORP.
                                        ----------------------------------------
                                                  (Registrant)

Date: September 1, 2006                 By: /s/ James A. Risher
                                           -------------------------------------
                                           James A. Risher
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.        Exhibits
-----------        --------

99.1               Press Release dated September 1, 2006.